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                                                                    EXHIBIT 23.1

                             ACCOUNTANTS' CONSENT

The Board of Directors and Stockholders
  Diamond Technology Partners Incorporated:

    We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.




                                        KPMG Peat Marwick LLP

Chicago, Illinois
February 18, 1997